UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT  REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 17, 2015

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance & Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On November 17, 2015,  the Board of Directors of CryoLife, Inc. (the “Company”) approved amendments (collectively the “Amendments,” individually, the “Articles Amendment” and the “Bylaws Amendment”), each effective as of January 1, 2016, to the Amended and Restated Articles of Incorporation and the Bylaws of the Company.

The Articles Amendment makes certain changes to the Company’s Articles of Incorporation currently in effect to (i) reflect certain changes in Florida corporate law and (ii) to remove references to our currently authorized Series A Preferred Stock which is being eliminated.

The Bylaws Amendment makes certain changes to the Company’s Bylaws currently in effect to (i) reflect certain changes in Florida corporate law, (ii) remove a provision imposing certain limitations on proxy access for director nominations and an opt-out provision from the applicability of certain provisions of section 607.0902 of the Florida Business Corporation Act,  and (iii)  remove certain provisions that will no longer be applicable at the effective time of the Bylaws Amendment due to the passage of time.

The description of the Amendments contained in this report are qualified in their entirety by reference to the full text of the form of Amended and Restated Articles of Incorporation and the form of Amended and Restated Bylaws, each as amended and restated on November 17, 2015, effective January 1, 2016, filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K.

Section 5	Corporate Governance & Management

Item 5.05	Amendments to the Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a) As part of a periodic review of the corporate governance policies of the Company, the Company’s Board of Directors adopted and approved certain amendments to the Company’s Code of Business Conduct (the “Code”) on November 17, 2015, to be effective January 1, 2016.

The revisions to the Code implement certain updated compliance best practices, including (i) revising the Code to be written in plain English, (ii) updating the Code to clarify and enhance existing anti-retaliation language, and  (iii) adopting the AdvaMed Code of Ethics On Interactions with Health Care Professionals, a set of standards designed to promote ethical interactions between medical technology companies and healthcare professionals, as promulgated by the Advanced Medical Technology Association.

The description of the amendments to the Code contained in this report is qualified in its entirety by reference to the full text of the Code, a form of which is filed as Exhibit 14.1 to this

Current Report on Form 8-K. The Code, as amended, will be available in the Corporate Governance Section of the Company’s website.

Section 9Financial Statements and Exhibits.

Item 9.01(d)Exhibits.

(d)Exhibits.

Exhibit Number	Description
3.1	Form of Amended and Restated Articles of Incorporation
3.2	Form of Amended and Restated Bylaws
14.1	Form of Code of Conduct, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date:  November 23, 2015

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer